EXHIBIT 10.20

     AMENDMENT NUMBER TWO, dated as of January 31, 2000 ("Amendment") to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 as amended by Amendment No. 1 dated as of March 31, 1999 and as amended hereby (the "Credit Agreement"), among MILACRON INC., a Delaware corporation (the "Borrower" and the "Company"), MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German corporation ("MKE"), Cincinnati GrundstUcksverwaltung GMBH, a German corporation ("CG" and, together with "MKE", the "German Borrowers"; the German Borrowers, collectively, with the Company, the "Borrowers"), the lenders listed on Schedule
2.1 thereto (each, a "Lender" and, collectively, the "Lenders") and Bankers Trust Company, a New York banking corporation ("BTCo"), as a Lender and as agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement in order to permit a German entity and a Dutch entity to be named as additional Borrowers, whose Obligations will be guaranteed by the Company and to delete CG as a Borrower;

     WHEREAS, the Company has requested that the Agent and the Lenders amend or waive compliance with certain covenants of the Credit Agreement;

     WHEREAS, the Company has requested an increase to the Alternate Currency Sublimit available to the Foreign Subsidiary Borrowers;

     WHEREAS, the Company has requested a Swingline facility, available to the Company in Dollars and to the Foreign Subsidiary Borrowers in euros and such Swingline facility would not increase the Total Revolving Loan Commitment;

     WHEREAS, the Agent and the Requisite Lenders have considered and agreed to the Company's requests, upon the terms and conditions set forth in this Amendment;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                            SECTION ONE - AMENDMENTS.
                            -----------   ----------
     The Credit Agreement is amended as hereinafter provided in this Section ONE, effective as of January 31, 2000 (the "Amendment Effective Date"); provided, that with respect to the sections being amended to permit (x) Milacron B.V. as an additional Borrower, such sections shall not be amended until the conditions set forth in Section Four (a), (b)(i), (e), (f) and (g) of this Amendment shall have been satisfied and (y) Milacron GmbH as an additional Borrower, such sections shall not be amended until the conditions set forth in Section Four (a), (b)(ii), (c), (h) and (g) of this Amendment shall have been satisfied.

     1.1. Amendment to Section 1 (Definitions) of the Credit Agreement

     (a) Section 1.1 shall be amended by adding the following new definition in appropriate alphabetical order:

          "Amendment No. 2" shall mean Amendment Number TWO dated as of January 31, 2000 to this Agreement.

          "Mandatory Cost" means the cost imputed to each Lender(s) of compliance with (a) the cash ratios and special deposit requirements of the Bank of England and/or the banking supervision or other costs imposed by the Financial Services Authority, and (b) any reserve asset requirements of the European Central Bank.

          "Maximum Swingline Amount" shall mean $15,000,000.

          "Milacron B.V." shall mean Milacron B.V. a Dutch corporation and wholly-owned Subsidiary of the Company.

          "Milacron GmbH" shall mean Milacron Metalworking Technologies Holding GmbH, a German corporation, a direct, wholly-owned Subsidiary of Milacron B.V. and an indirect, wholly-owned Subsidiary of the Company.

          "Overnight Euro Rate" on any date shall mean the offered quotation to first-class banks in the London interbank market by BTCo for Euro overnight deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Euro Swingline Loan of BTCo as of 11:00 a.m. (London time) on such date, provided that in the event the Agent has made any determination pursuant to Section 2.10(a)(i) in respect of Euro Sterling Swingline Loans the Overnight Euro Rate determined pursuant to this definition shall instead be the rate determined by BTCo as the all-in-cost of funds for BTCo to fund such Euro Swingline Loan.

          "Overnight Euro Rate Loan" shall mean each Euro Swingline Loan.

          "Percentage" in the case of a Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time; provided that if the Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

          "Swingline Expiry Date" shall mean the date which is five Business Days prior to the Final Maturity Date.

          "Swingline  Loan"  shall  have the  meaning  assigned  to such term in
     Section 2.1(e).

          (b) Section 1.1 shall be further amended as follows:

          "Borrower" shall be amended and restated by deleting the definition thereof and replacing it with the following:

          "Borrowers" shall mean the Company and each of the Foreign Subsidiary Borrowers.

          "Certain Existing Indebtedness" shall be amended and restated by deleting the definition thereof and replacing it with the following:

          "Certain Existing Indebtedness" shall mean any Indebtedness of the Company in an aggregate principal amount equal to or greater than $100,000,000.

          "Dividends" shall be deleted in its entirety.

          "German Borrowers" shall be amended and restated by deleting the definition thereof and replacing it with the following new definition and all references to "German Borrowers" shall be replaced with "Foreign Subsidiary Borrowers" throughout the Credit Agreement.

          "Foreign  Subsidiary  Borrowers" shall mean as the context so requires
     (i) MKE, (ii) Milacron GmbH, (iii) Milacron B.V. or (iv) each of MKE, Milacron GmbH and Milacron B.V.

          "Fixed Charges" shall be deleted in its entirety.

          "Loan" shall be amended and restated by deleting the definition thereof and "Loan or" in Section 2.1(a) and replacing the definition with the following:

          "Loan" shall mean a Revolving Loan or Swingline Loan.

          "Significant Subsidiary" shall be amended by deleting clause (z) and substituting "(z) is a Foreign Subsidiary Borrower." therefor.

          "Type" shall be amended by inserting "or Swingline Loan" immediately following the words "Revolving Loan."

     1.2. Amendment to Section 2 (Amount and Terms of Loans) to the Credit Agreement

          Section 2.1(b) shall be amended by deleting "$125,000,000" immediately following the words "Deutsche Mark Revolving Loans, would exceed" and substituting "$200,000,000" therefor.

          Section 2.1 shall be amended by inserting the following at the end of clause (c):

          "(d) Subject to and upon the terms and conditions herein set forth, BTCo in its individual capacity agrees to make at any time and from time to time on and after the Amendment Effective Date and prior to the Swingline Expiry Date, a loan or loans to the Company (each, a "Dollar Swingline Loan" and, collectively, the "Dollar Swingline Loans"), which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) shall be denominated in Dollars, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Loans then outstanding (including the Dollar Equivalent of all Deutsche Mark Loans then outstanding) and the Letter of Credit Outstandings (exclusive of Unpaid Drawings relating to Letters of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, an amount equal to the Total Revolving Loan Commitment then in effect and
     (v) shall not exceed in aggregate principal amount at any time outstanding, when added to the Dollar Equivalent of the aggregate principal amount of any Euro Swingline Loan then outstanding the Maximum Swingline Amount. BTCo will not make a Dollar Swingline Loan after it has received written notice from any Borrower or the Requisite Lenders stating that a Default or an Event of Default exists until such time as BTCo shall have received a written notice of (A) rescission of such notice from the party or parties originally delivering the same or (B) a waiver of such Default or Event of Default from the Requisite Lenders.

          (e) Subject to and upon the terms and conditions set forth herein, BTCo in its individual capacity agrees to make, at any time and from time to time on or after the Amendment Effective Date and prior to the Swingline Expiry Date, a loan or loans (each, a "Euro Swingline Loan" and, collectively, the "Euro Swingline Loans" and, together with the Dollar
     Swingline Loans, the "Swingline Loans") to the Foreign Subsidiary Borrowers, which Euro Swingline Loans (i) shall be made and maintained as Overnight Euro Rate Loans, (ii) shall be made and maintained in Euros,
     (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Loans then outstanding and the Letter of Credit Outstanding at such time to exceed the Total Revolving Loan Commitment at such time and (v) shall not exceed in aggregate principal amount at any time outstanding (taking the Dollar Equivalents of all amounts in currencies other than Dollars), when added to the aggregate principal amount of any Dollar Swingline Loan then outstanding, the Maximum Swingline Amount. BTCo shall not make any Euro Swingline Loan after it has received written notice from any Borrower or the Requisite Lenders stating that a Default or an Event of Default exists and is continuing until such time as BTCo shall have received written notice (A) of rescission of all such notices from the party or parties originally delivering such notice or notices or (B) of the waiver of such Default or Event of Default by the Requisite Lenders.

          (f) On any Business Day, BTCo may, in its sole discretion, give notice to the Revolving Lenders and the Borrowers that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (provided that each such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 7.7), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Lenders pro rata based on each Lender's Percentage, and the proceeds thereof shall be applied directly to repay BTCo for such outstanding Swingline Loans. Each Lender hereby irrevocably agrees to make Base Rate Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by BTCo notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum borrowing amount otherwise required hereunder, (ii) whether any conditions specified in Section 4 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing,
     (iv) the date of such Mandatory Borrowing and (v) any reduction in the Total Revolving Loan Commitment after any such Swingline Loans were made. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Company), each Lender (other than BTCo) hereby agrees that it shall forthwith purchase from BTCo (without recourse or warranty) such assignment of the outstanding Swingline Loans as shall be necessary to cause the Revolving Lenders to share in such Swingline Loans ratably based upon their respective Percentages; provided that all interest payable on the Swingline Loans shall be for the account of BTCo until the date the respective assignments are purchased and, to the extent attributable to the purchased assignment, shall be payable to the Lender purchasing same from and after such date of purchase."

     Section 2.3 shall be amended by inserting the following at the end of clause (c):

          "(d)(i) Whenever the applicable Borrower desires to make a Borrowing of Swingline Loans hereunder, such Borrower shall give the Swingline Lender not later than (x) in the case of Dollar Swingline Loans, 2:00 p.m. (New York time) and (y) in the case of Euro Swingline Loans, 12:00 noon (London time), on the date that a Swingline Loan is to be made, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify (A) the date of Borrowing (which shall be a Business Day), (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing (stated in the relevant currency) and (C) whether the respective Swingline Loans shall constitute Dollar Swingline Loans or Euro Swingline Loans."

     Section 2.8 shall be amended by inserting the following at the end of clause (h):

          (i) The Foreign Borrowers hereby agree to pay interest in respect of the unpaid principal amount of each Euro Swingline Loan from the date the proceeds thereof are made available to the applicable Foreign Borrower until the maturity thereof (whether by acceleration, prepayment or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Borrowing Margin for Alternate Currency Loans as in effect from time to time plus the Overnight Euro Rate in effect from time to time during the period such Euro Swingline Loan is outstanding plus any Mandatory Costs.

     1.3.  Amendment to Section 6 (Negative  Covenants) to the Credit Agreement.

     Section 6.4 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

     "6.4 Total Interest Coverage Ratio. The Company shall not permit at any time the ratio of (i) Consolidated EBITDA of the Company to (ii) Interest Expense for the most recently completed four fiscal quarter period of the Company to be less than 3.00 to 1.00."

     Section 6.9 shall be amended by deleting it in its entirety.

                              SECTION TWO - WAIVER.
                              -----------   ------

     The Lenders  hereby waive any failure by the Company to comply with Section
6.4 for any four fiscal quarter period ending on or prior to the Amendment Effective Date to the extent such failure results from the exclusion of the Dollar amount of share repurchases in the calculation of Fixed Charges.

                 SECTION THREE - REPRESENTATIONS AND WARRANTIES.
                 -------------   ------------------------------

     The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

     (a) The Company, MKE, Milacron GmbH and Milacron B.V. each has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

     (b) No consent of any person other than the majority of the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

     (c) This Amendment has been duly executed and delivered on behalf of each of the Company, MKE, Milacron GmbH and Milacron B.V. by a duly authorized officer or attorney-in-fact of the Company and each Foreign Subsidiary Borrower as the case may be, and constitutes a legal, valid and binding obligation of the Company and each Foreign Subsidiary Borrower, as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights generally or by equitable principles relating to enforceability; and

     (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company or any Foreign Subsidiary Borrower or (ii) contractual obligations of either the Company or any Foreign Subsidiary Borrower, except in the case of clause (i) or (ii), such violations that would not have, individually or in the aggregate, a Material Adverse Effect.

                      SECTION FOUR - CONDITIONS PRECEDENT.
                      ------------   --------------------

     Upon  the   fulfillment  of  the  following   conditions,   the  amendments
contemplated by this Amendment to permit the new additional Borrowers shall become effective:

     (a) The Company shall have delivered to the Agent a certificate of the Secretary of the Company, dated the Amendment Effective Date and attaching resolutions of its Board of Directors in form and substance satisfactory to the Agent approving and authorizing the execution, delivery and performance of this Amendment, signature and incumbency certificates and such other documents that the Agent may reasonably request.

     (b)  The  Company   shall  have   delivered  to  the  Agent  the  signature
certificate(s) of the persons authorized by (i) Milacron B.V. and (ii) Milacron GmbH to execute Amendment No. 2.

     (c) The Company shall have delivered to the Agent such documents and certificates as the Agent or its counsel may reasonably request relating to the organization and good standing of Milacron GmbH.

     (d) The Company shall have delivered to the Agent an opinion from Hengeler Mueller Weitzel Wirtz, special German counsel to Milacron GmbH, which opinion shall be dated as of the Amendment Effective Date, and shall cover such matters as shall be reasonably requested or approved by the Agent.

     (e) The Company shall have delivered to the Agent such documents and certificates as the Agent or its counsel may reasonably request relating to the organization and good standing of Milacron B.V.

     (f) The Company shall have delivered an opinion to the Agent from Carron & Stevens/Baker & McKenzie (the Netherlands), special Dutch counsel to Milacron B.V., which opinion shall be dated as of the Amendment Effective Date, and shall cover such matters as shall be reasonably requested or approved by the Agent.

     (g) The Company shall have duly authorized, executed and delivered to the Agent a Company Guarantee, dated as of the Amendment Effective Date, pursuant to which the Company guarantees the Obligations of Milacron B.V. and Milacron GmbH owing to the Lenders, in substantially the form of Exhibit F to the Credit Agreement.

                          SECTION FIVE - MISCELLANEOUS.
                          ------------   -------------

     (a) Upon execution of this Amendment, Milacron B.V. shall be a party to the Credit Agreement and shall be a Borrower for all purposes thereof, and Milacron B.V. hereby agrees to be bound by all applicable provisions of the Credit Agreement.

     (b) Upon execution of this Amendment, Milacron GmbH shall be a party to the Credit Agreement and shall be a Borrower for all purposes thereof, and Milacron GmbH hereby agrees to be bound by all applicable provisions of the Credit Agreement.

     (c) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     (d) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment Effective Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

     (e) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     (f) THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

     (g) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

     (h) CG, the Agent and each Lender hereby irrevocably terminate the Commitments and Obligations of the Agent and each Lender with respect to CG under the Credit Agreement. The Agent and each Lender hereby release CG from further liability or Obligation under the Credit Agreement.

Amendment No. 2


MILACRON INC.


By:______________________________
Title: Vice President & Treasurer

Notice Address:

Milacron Inc.
2090 Florence Avenue
Cincinnati, Ohio  45206
Attention:  Robert P. Lienesch
Telephone:  (513) 487-5588
FAX:  (513) 487-5586


MILACRON KUNSTSTOFF-MASCHINEN
  EUROPA GmbH,


By:______________________________
   on basis of Power of Attorney
   dated as of December 15, 1998

Notice Address:

c/o Milacron Inc.
2090 Florence Avenue
Cincinnati, Ohio 45206
Attention: Robert P. Lienesch
Telephone: (513) 487-5588
FAX: (513)487-5586


CINCINNATI GRUNDSTUCKSVERWALTUNG
GmbH,


By:______________________________
   on basis of Power of Attorney
   dated as of March 15, 1999

Amendment No. 2


MILACRON METALWORKING TECHNOLOGIES
HOLDING GmbH


By:______________________________
   on basis of Power of Attorney
   dated as of February 2, 2000

Notice Address:

c/o Milacron Inc.
2090 Florence avenue
Cincinnati, Ohio 45209
Attention: Robert P. Lienesch
Telephone: (513) 487-5588
FAX: (513) 487-5586


MILACRON B.V.


By:______________________________
   on basis of Power of Attorney
   dated as of January 31, 2000

Notice Address:

c/o Milacron Inc.
2090 Florence Avenue
Cincinnati, Ohio 45209
Attention: Robert P. Lienesch
Telephone: (513) 487-5588
FAX: (513) 487-5586

Amendment No. 2


BANKERS TRUST COMPANY,
as a Lender and as Agent


By:______________________________

Title:

Notice Address and Payment Office:

Bankers Trust Company
130 Liberty Street
New York, New York 10006
Attention:
Telephone:
FAX:

Amendment No. 2


ABN AMRO BANK N.V., as a Lender


By:______________________________

Title: Vice President


By:______________________________

Title: Vice President

Notice Office and Payment Office:

208 South LaSalle Street
Chicago, IL 60674
Attention: Loan Administration
Telephone: (312) 992-5151
FAX: (312) 992-5156

One PPG Place
Suite 2950
Pittsburgh, PA 15222
Attention: Pat Pastore
Telephone: (412) 566-2297
FAX: (412) 566-2266

Amendment No. 2


BANK OF AMERICA N.A., as a Lender


By:______________________________

Title:

Notice Address and Payment Office:

Amendment No. 2


BANK ONE INDIANA, N.A., as a Lender


By:______________________________

Title:

Notice Address and Payment Office:

Amendment No. 2


COMERICA BANK, as a Lender


By:______________________________

Title:

Notice Office and Payment Office:

500 Woodward Avenue
Detroit, Michigan 48226
Attention:
Telephone: (313) 222-9644
FAX: (313) 222-9514

Amendment No. 2


CREDIT LYONNAIS CHICAGO BRANCH,
as a Lender


By:______________________________

Title:

Notice Address and Payment Office:

227 West Monroe Street
Chicago, Illinois 60606
Attention: Mary Ann Klemm
Telephone: (312) 641-0500
FAX: (312) 641-0527

Amendment No. 2


FIRSTAR BANK, National Association,
as a Lender


By:______________________________

Title:

Notice Address and Payment Office:

425 Walnut St. Location 8160
Cincinnati, Ohio 45201-1038
Attention: Thomas D. Gibbons
Telephone: (513) 287-8313
FAX: (513) 632-2068

Amendment No. 2


KEYBANK NATIONAL ASSOCIATION,
as a Lender


By:______________________________

Title:

Notice Address and Payment Office:

127 Public Square
Mail Code OH01-27-0606
Cleveland, Ohio 44114
Attention: Thomas J. Purcell
Telephone: (216) 689-4439
FAX: (216) 689-4981

Amendment No. 2


MELLON BANK, N.A., as a Lender


By:______________________________

Title:

Notice Address and Payment Office:

One Mellon Center
500 Grant Street
Room 4530
Pittsburgh, PA 15258
Attention: Ryan F. Busch
Telephone: (412) 234-0733
FAX: (412) 236-1914

Amendment No. 2


MORGAN GUARANTY TRUST COMPANY OF
NEW YORK, as a Lender


By:______________________________

Title: Vice President

Notice Address and Payment Office:

Morgan Guaranty Trust Company
of New York
c/o J.P. Morgan Services Inc.
500 Stanton Christian Road
P.O. Box 6070
Newark, DE 19713-3107

Attention: Michael Massena
Telephone: (302) 643-4217
FAX: (302) 634-1852

Amendment No. 2


PNC BANK, as a Lender


By:______________________________

Title:

Notice Address and Payment Office:

PNC Center
P.O. Box 1198
Cincinnati, Ohio 45201
Attention:
Telephone:
FAX: